UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2024

INTEGRAL AD SCIENCE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40557	83-0731995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 E 49th Street, 20th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

646 278-4871

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	IAS	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2024, Integral Ad Science Holding Corp. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in the Company’s 2024 Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 3, 2024. The final voting results for each of the proposals submitted to a vote of the Company’s shareholders are set forth below:

Proposal No. 1: Election of directors.

The Company’s shareholders elected the following nominees for director to serve as Class III directors for a term expiring at the Company’s 2027 annual meeting of shareholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bridgette Heller	97,885,008	18,956,343	32,943,764
Christina Lema	96,571,350	20,270,001	32,943,764
Jill Putman	97,875,996	18,965,355	32,943,764

Proposal No. 2: Proposal to approve, on a non-binding advisory basis, the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers.

By the vote described below, the Company’s shareholders approved, on a non-binding advisory basis, to hold future advisory votes on the compensation of the Company’s named executive officers (“Say-on-Pay Votes”) every one year.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
113,854,755	7,537	2,905,878	73,181	32,943,764

Considering the shareholders’ non-binding approval to hold future Say-on-Pay Votes every one year, the Company’s board of directors (the “Board”) has determined that future Say-on-Pay Votes will be conducted every one year. The Board will re-evaluate this determination after the next required shareholder advisory vote on the frequency of future Say-on-Pay Votes (which will be at the Company’s 2030 annual meeting of shareholders, unless presented earlier).

Proposal No. 3: Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

By the vote described below, the Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,210,359	5,529,607	101,385	32,943,764

Proposal No. 4: Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

By the vote described below, the Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes For	Votes Against	Abstentions
149,260,167	447,969	76,979

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2024

INTEGRAL AD SCIENCE HOLDING CORP.

By:	/s/ Tania Secor
Name:	Tania Secor
Title:	Chief Financial Officer (Principal Financial Officer)